EXHIBIT 99.4

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS
FOR THE PERIOD FEBRUARY 10, 2004 (INCEPTION)
THROUGH SEPTEMBER 30, 2004

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS
FOR THE PERIOD FEBRUARY 10, 2004 (INCEPTION)
THROUGH SEPTEMBER 30, 2004

INDEX TO FINANCIAL STATEMENTS

PAGE(S)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Balance Sheet as of September 30, 2004	2

Statement of Operations for the Period February 10, 2004 (Inception) through September 30, 2004 with cumulative totals since inception	3

Statement of Stockholders’ Equity for the Period February 10, 2004 (Inception) through September 30, 2004	4

Statement of Cash Flows for the Period February 10, 2004 (Inception) through September 30, 2004 with cumulative totals since inception	5-6

Notes to Financial Statements

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Ariel Way, Inc.
Vienna, Virginia 22182

We have audited the accompanying balance sheet of Ariel Way, Inc. (a development stage company) as of September 30, 2004 and the related statement of operations, changes in stockholders’ equity (deficit), and cash flows for the period February 10, 2004 (inception) to September 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ariel Way, Inc. as of September 30, 2004, and the results of its operations and its cash flows for the period February 10, 2004 (inception) to September 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey
November 29, 2004

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
SEPTEMBER 30, 2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$29,546
Prepaid expenses	50,000
Total current assets	79,546

EQUIPMENT
Equipment	13,350
Less: accumulated depreciation	(4,675)
Net equipment	8,675

OTHER ASSETS
Goodwill	812,865
Software technology license	200,000
Total other assets	1,012,865
TOTAL ASSETS	$1,101,086

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$145,206
Total current liabilities	145,206
Total liabilities	145,206

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Stock, $.001 par value; 5,000,000 shares authorized;
zero shares issued and outstanding	—
Common Stock, $.001 par value; 145,000,000 shares authorized;
19,860,000 shares issued and outstanding	19,860
Additional paid-in capital	2,167,893
Deferred financing fees	(1,128,600)
Accumulated Deficit	(103,273)
Total stockholders' equity (deficit)	955,880
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,101,086

The accompanying notes are an integral part of these financial statements.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FEBRUARY 10, 2004 (INCEPTION)
THROUGH SEPTEMBER 30, 2004
(WITH CUMULATIVE TOTALS SINCE INCEPTION)

		Cumulative Totals
	Period Ended	February 10, 2004 to
	September 30, 2004	September 30, 2004

REVENUES	$41,000	$41,000

OPERATING EXPENSES
Professional fees	131,986	131,986
Professional development	5,130	5,130
Office equipment	3,127	3,127
Telephone	1,215	1,215
Travel and entertainment	1,182	1,182
Dues and subscriptions	770	770
Office supplies	449	449
Automobile	258	258
Bank service charges	155	155
Total operating expenses	144,273	144,273

NET LOSS FROM OPERATIONS AND BEFORE PROVISION
FOR INCOME TAXES	(103,273)	(103,273)
Provision for income taxes	—	—

NET LOSS APPLICABLE TO COMMON SHARES	$(103,273)	$(103,273)

NET LOSS PER BASIC AND DILUTED SHARES	$(0.02)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING	6,639,224

The accompanying notes are an integral part of these financial statements.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FEBRUARY 10, 2004 (INCEPTION) THROUGH SEPTEMBER 30, 2004

						Deficit
						Accumulated
					Additional	During the	Deferred
	Preferred Stock		Common Stock		Paid-In	Development	Financing
	Shares	Amount	Shares	Amount	Capital	Stage	Fees	Total
Balance, February 10, 2004	—	$—	—	$—	$—	$—	$—	$—

Common shares issued to founders (services)	—	—	14,200,000	14,200	51,800	—	—	66,000
Common shares issued to Chivas Capital, Inc. for cash	—	—	240,000	240	29,760	—	—	30,000
Common shares issued to Chivas Capital, Inc. for services	—	—	240,000	240	29,760	—	—	30,000
Common shares issued to Market Central, Inc. for a software
license agreement and prepayment for software technology
support services	—	—	2,000,000	2,000	248,000	—	—	250,000
Common shares issued to Cornell Capital for equity line
of credit commitment	—	—	1,980,000	1,980	1,126,620	—	(1,128,600)	—
Common shares issued for merger with Enfotec, Inc.	—	—	1,000,000	1,000	568,492	—	—	569,492
Common shares issued for creditors of Enfotec, Inc.	—	—	200,000	200	113,461	—	—	113,661
Net loss for the period	—	—	—	—	—	(103,273)	—	(103,273)
Balance, September 30, 2004	—	$—	19,860,000	$19,860	$2,167,893	$(103,273)	$(1,128,600)	$955,880

The accompanying notes are an integral part of these financial statements.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FEBRUARY 10, 2004 (INCEPTION)
THROUGH SEPTEMBER 30, 2004
(WITH CUMULATIVE TOTALS SINCE INCEPTION)

		Cumulative Totals
		February 10, 2004 to
	2004	September 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(103,273)	$(103,273)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Issuance of stock for services	96,000	96,000
Changes in assets and liabilities:
Increase in accounts payable	6,819	6,819
Total adjustments	102,819	102,819
Net cash used in operating activities	(454)	(454)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	30,000	30,000
Net cash provided by financing activities	30,000	30,000

INCREASE IN CASH AND CASH EQUIVALENTS	29,546	29,546

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	—	—

CASH AND CASH EQUIVALENTS - END OF PERIOD	$29,546	$29,546

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the period for:
Interest paid	$—	$—
Income taxes paid	$—	$—

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE PERIOD FEBRUARY 10, 2004 (INCEPTION)
THROUGH SEPTEMBER 30, 2004
(WITH CUMULATIVE TOTALS SINCE INCEPTION)

		Cumulative Totals
		February 10, 2004 to
	2004	September 30, 2004

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

Net effect of stock acquisition of Enfotec, Inc.:
Equipment, net	8,676	8,676
Goodwill	812,865	812,865
Accounts payable	(138,388)	(138,388)

Common stock issued for the acquisition of Enfotec, Inc.	$683,153	$683,153

Common stock issued for services	$96,000	$96,000
Common stock issued for software license agreement and prepayment
for software technology support services	$250,000	$250,000
Common stock issued for equity line of credit commitment	$1,128,600	$1,128,600

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Ariel Way, LLC was formed on February 10, 2004 as a Delaware limited liability company. Ariel Way, LLC changed its name to Ariel Way, Inc. (“The Company”) (a development stage company), on September 23, 2004, incorporating under the laws of the state of Delaware. The purpose of the Company is to provide different ways to secure global telecommunications networks to their clients.

Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company is devoting substantially all of its efforts to developing innovative and secure technologies, growing advance technology companies and global telecommunication service providers.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents. There were no cash equivalents as of September 30, 2004.

The Company maintains cash and cash equivalents balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Maintenance and repairs are charged to operations when incurred. When assets are sold or otherwise disposed of, the asset accounts and related accumulated depreciation accounts are relieved, and any gain or loss is included in operations.

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting of income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

Stock-Based Compensation

Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123”.

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

Common Stock Issued For Other Than Cash

Services purchased and other transactions settled in the Company’s stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable than the fair value of the consideration received.

Goodwill and Other Intangible Assets

In June 2001, the FASB issued Statement No. 142, “Goodwill and Other Intangible Assets”. This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.

Earnings (Loss) Per Share of Common Stock

Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Earnings (Loss) Per Share of Common Stock (Continued)

The following is a reconciliation of the computation for basic and diluted EPS:

Net loss	$(103,273)

Weighted-average common shares
Outstanding (Basic)	6,639,224

Weighted-average common stock
Equivalents
Stock options	—
Warrants	—

Weighted-average common shares
Outstanding (Diluted)	6,639,224

Options and warrants outstanding to purchase stock were not included in the computation of diluted EPS for September 30, 2004 because inclusion would have been antidilutive.

Recent Accounting Pronouncements

In May 2003, the FASB issued SFAS Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 1-	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (continued)

otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company’s results of operations or financial position.

NOTE 2-	PREPAID EXPENSES

Prepaid expenses represent a software support services agreement acquired to provide business development and strategic support services for a twelve-month period ending September 2005.

NOTE 3-	EQUIPMENT

Equipment at September 30, 2004 is as follows:

Equipment	$13,350
Less: accumulated depreciation	(4,675)
Net equipment	$8,675

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 4-	STOCKHOLDERS’ EQUITY

Preferred Stock

The Company has 5,000,000 shares of preferred stock authorized, at $0.001 par value per share, of which none of the shares of preferred stock has been issued and outstanding as of September 30, 2004.

Common Stock

As of September 30, 2004, the Company has 145,000,000 shares of common stock authorized at $0.001 par value per share, and 19,860,000 issued and outstanding as of September 30, 2004.

The following details the stock transactions for the Company:

On September 23, 2004, the Company issued as a stock exchange 14,680,000 shares of the Company’s common stock pursuant to the name change and re-incorporation of the Company from Ariel Way, LLC to Ariel Way, Inc. The shares were distributed to the following: 7,600,000 shares to The Dunhem Family Trust, 2,800,000 shares to Anand Kumar, 1,100,000 shares to Magdy Battikha, 900,000 shares to Aziz Bennani, 900,000 shares to Voula Kanellias, 480,000 shares to Chivas Capital, Inc., 400,000 shares to J. David Morris, 300,000 shares to Michael H. Jordan and 200,000 shares to Steve Toro. All shareholders have acquired their member shares from Ariel Way, LLC at various dates from the forming of Ariel Way, LLC on February 10, 2004.

On September 27, 2004, the Company issued to Market Central Inc., 2,000,000 shares of the Company’s common stock pursuant to the terms of a Stock Purchase Agreement for a purchase consideration in an aggregate value of $250,000 consisting of the rights to certain software technology with a value of $200,000 and development/support services consideration rendered by Market Central’s senior executives with a value of $50,000.

On September 30, 2004, the Company issued to Cornell Capital Partners, 1,980,000 shares of the Company’s common stock pursuant to the terms of a Securities Purchase Agreement for the purchase of $500,000 of secured convertible debentures and a Standby Equity Distribution Agreement for the purchase from the Company of up to $50,000,000 of the Company’s common stock.

On September 30, 2004, the Company issued to the shareholders of Enfotec, Inc., 1,000,000 shares of the Company’s common stock pursuant to the terms of an Agreement and Plan of Merger as a tax-free stock exchange as consideration for the full acquisition of Enfotec, Inc. In addition, on September 30, 2004, the Company also issued certain creditors of Enfotec, Inc., 200,000 shares of the Company’s common stock pursuant to the terms of a settlement of certain liabilities of Enfotec, Inc.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 5-	PROVISIONS FOR INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. Deferred taxes related to differences between the basis of assets and liabilities for financial and income tax reporting will either be taxable or deductible when the assets or liabilities are recovered or settled. The difference between the basis of assets and liabilities for financial and income tax reporting are not material therefore, the provision for income taxes from operations consist of income taxes currently payable.

There were no provisions for income taxes for the period ended September 30, 2004.

At September 30, 2004, deferred tax assets approximated the following:

Provision for taxes	$30,982
Valuation for deferred asset	(30,982)
Totals	$—

At September 30, 2004, the Company had accumulated deficits approximating $103,273, available to offset future taxable income through 2024. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future period.

NOTE 6-	COMMITMENTS AND CONTINGENCIES

On September 30, 2004, the Company entered into a standby equity distribution agreement with Cornell Capital Partners, L.P. The equity distribution agreement provides, that Cornell will purchase from the Company up to $50 million of common stock, with the time and amount of such purchases, if any, at the Company’s discretion. Cornell Capital will purchase the shares at 96% of the market price during the pricing period.

ARIEL WAY, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2004

NOTE 6-	COMMITMENTS AND CONTINGENCIES (CONTINUED)

There are certain conditions applicable to the Company’s ability to draw down on the equity line including the filing and effectiveness of a registration statement registering the resale of all shares of common stock that may be issued to Cornell under the equity line and the Company’s adherence with certain covenants.